Mineral Properties, Net (Tables)	12 Months Ended
Dec. 31, 2019
Mineral Properties, Net
Summary of changes in mineral properties

The following table summarizes changes in the Company’s mineral properties,  net (in thousands):

	December 31,
	2019	2018
Balance, beginning of year	$—	$1,093
Amortization of asset retirement cost asset	—	(61)
Write-down of mineral property	—	(1,032)
Balance, end of year	$—	$—